Dollar Strategy Global Trust

Dollar Strategy Global Fund

Supplement dated November 3, 2008

To Prospectus dated January 15, 2008

On October 29, 2008, the Board of Trustees of Dollar Strategy Global Trust (the “Trust”) determined, based primarily upon the recommendations of Glengarry Advisors, L.P., the investment adviser to the Dollar Strategy Global Fund (the "Fund"), to close the Fund and provide for its orderly dissolution.  Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about November 24, 2008.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.

As a result of these developments, the Fund is closed to new investors, and shares are no longer available for purchase by current shareholders, other than through reinvested dividends.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO NOVEMBER 24, 2008 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to November 24, 2008, you may redeem your account, including reinvested distributions, in accordance with “Instructions For Selling Fund Shares” section in the Prospectus.  If you have questions or need assistance, please contact Mutual Shareholder Services, LLC at 1-1-877-743-7820.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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This supplement and the prospectus dated January 15, 2008 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated

January 15, 2008, which is incorporated herein by reference and can be obtained without charge by calling 1-877-743-7820.